                                                                   Exhibit 10.11
                                 NOTE AGREEMENT

     THIS NOTE AGREEMENT ("Agreement"), dated as of January 1, 2001 is entered into by and between Corsair Communications, Inc., a Delaware corporation ("Corsair") and Wireless Billing Systems, a California corporation ("Wireless").

                                    RECITALS

     A. Wireless executed that certain Secured Promissory Note dated May 26, 1999, in favor of Corsair in the original principal amount of Two Million Two Hundred Thirty-Eight Thousand Two Hundred Forty-Two Dollars ($2,238,242.00) (the "Original Note").

     B. The outstanding principal balance of the Original Note on the date hereof is One Million Six Hundred Forty-Five Thousand, Eight Hundred Sixty-Six and 09/100 Dollars ($1,645,866.09).

     C. Wireless's obligations under the Original Note are secured by that certain Security Agreement dated May 26, 1999 between Wireless, as the debtor thereunder and Corsair, as the secured party thereunder (the "Security Agreement"), pursuant to which Corsair has a first priority security interest in the "Collateral" (as defined in the Security Agreement).

     D. Corsair and Wireless desire to amend and restate the Original Note in the form of the Amended and Restated Secured Promissory Note attached hereto as Exhibit A (the "Restated Note").
---------

     E. Corsair and Wireless desire to add to the outstanding principal balance of the Original Note Fifty Thousand, Five Hundred Twenty-Eight and 09/100 Dollars ($50,528.09), representing additional indebtedness ("Additional Indebtedness") of Wireless to Corsair not currently evidenced by a promissory note.

     F. Corsair and Wireless desire to provide Wireless with the option of obtaining additional financing to which Corsair will subordinate its rights under the Restated Note and the Security Agreement or extending the term of the Restated Note, or both.

     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment and Restatement of Note. The Original Note shall be amended
        ---------------------------------
and restated in its entirety.

     2. Balance of the Original Note. Corsair and Wireless agree that on the
        ----------------------------
date hereof, the outstanding principal balance of the Original Note (exclusive of the Additional Indebtedness) is One Million Six Hundred Forty-Five Thousand, Eight Hundred Sixty-Six and 09/100 Dollars ($1,645,866.09).

     3. Principal Balance of Note. The original principal balance of the
        -------------------------
Restated Note (including the Additional Indebtedness) shall be One Million Six Hundred Ninety-Six Thousand Three Hundred Ninety-Four and 18/100 Dollars ($1,696,394.18).

     4. Option to Extend Term. At any time prior to April 30, 2001, Wireless
        ---------------------
shall have the right, in its sole discretion, to extend the term of the Restated Note from twenty-four (24) months to sixty (60) months from the date of the Original Note. If Wireless elects to extend the term of the Restated Note, the interest rate under the Restated Note shall be increased to sixteen percent (16%) per annum, compounded annually, whether or not Corsair has subordinated its rights under the Restated Note and Security Agreement as provided in Section 5 of this Agreement.

     5. Subordination of Holder's Right to Payment. If, during the term of the
        ------------------------------------------
Restated Note, Wireless obtains additional financing and the lender requests that Corsair subordinate its rights to payment under the Restated Note and its priority in the Collateral to such lender, Corsair shall execute a subordination agreement in substantially the form attached hereto as Exhibit B or any other subordination agreement and related documents reasonably requested by such lender, including any Uniform Commercial Code financing statements requested by lender to reflect the subordination. If Wireless has not extended the term of the Restated Note as provided in Section 4 of this Agreement prior to such subordination, then immediately upon the effectiveness of such subordination, the interest rate under the Restated Note shall increase from ten percent (10%) per annum to thirteen percent (13%) per annum, compounded annually. If, however, Wireless has extended the term of the Restated Note as provided in Section 4 of this Agreement prior to such subordination, then immediately upon the effectiveness of such subordination, the interest rate shall be sixteen percent (16%) per annum, compounded annually, and there shall be no change in the interest rate as a result of Corsair subordinating its rights under the Restated Note as provided in this Section.

     6. Re-Calculation of Monthly Payments. Upon any increase in the interest
        ----------------------------------
rate of the Restated Note, the monthly installments of principal and interest shall be re-calculated to account for the increased amount of interest due with each payment and Wireless shall continue making equal monthly installments of principal and interest based on a sixty (60) month amortization schedule at the revised interest rate, with all unpaid principal and interest accrued thereon being due upon maturity of the Restated Note.

     7. Further Assurances. The parties agree that at any time, and from time to
        ------------------
time when reasonably requested by the other party, they will execute and deliver all further instruments, documents and agreements, and at the expense of the requesting party, take all further action, as the requesting party reasonably deems necessary to consummate the transactions contemplated by this Agreement.

     8. Captions. Any titles or captions contained in this Agreement are for
        --------
convenience only and shall not be deemed to qualify the meaning of any provision herein.

     9. Binding Effect. This Agreement shall be binding upon and inure to the
        --------------
benefit of the parties hereto, their heirs, executors, administrators, successors and assigns.

     10. Entire Agreement. This Agreement and the Restated Note, contain the
         ----------------
entire agreement among the parties hereto with respect to the transactions contemplated hereby and contains all of the terms and conditions thereof and supersedes all prior agreements and understandings relating to the subject matter hereof. No changes or modification of or additions to this Agreement shall be valid unless the same shall be in writing and signed by all parties hereto.

     11. Severability. The provisions of this Agreement shall be deemed
         ------------
severable and the invalidity and unenforceability of any one or more of the provisions hereof shall not affect the validity and enforceability of the other provisions hereof.

     12. Waiver. The failure of any party hereto to insist, in any one or more
         ------
instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver of future performance of any such term, covenant or condition and the obligations of each party with respect thereto shall continue in full force and effect.

     13. Fees and Expenses. The parties hereto shall each pay their own
         -----------------
respective costs, fees and expenses, including, but not limited to, fees and expenses of counsel, accountants and other professionals, incurred in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

     14. Construction. This Agreement has been reviewed by all parties hereto
         ------------
and their respective attorneys, and all parties have had a full opportunity to negotiate the contents hereof. The parties expressly waive any common law or statutory rule of construction that ambiguities be construed against the drafter of this Agreement.

     15. Governing Law. This Agreement shall be governed by, and construed in
         -------------
accordance with, the laws of the State of California, without regard to conflict of laws principles.

     16. Counterparts; Facsimile Signatures. This Agreement may be executed in
         ----------------------------------
multiple counterparts, each of which shall be deemed an original without production of the others and all of which shall constitute one and the same instrument. A signature delivered by facsimile shall be deemed an original.

                     [The next page is the signature page.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first set forth above.

                                         WIRELESS BILLING SYSTEMS
                                         a California corporation


                                         By:  /s/ Joseph R. Simrell
                                            ------------------------------------
                                            Joe Simrell, Assistant Treasurer


                                         CORSAIR COMMUNICATIONS, INC.,
                                         a Delaware corporation


                                         By:  /s/ Martin J. Silver
                                            ------------------------------------

                                         Print Name: Martin J. Silver
                                                    ----------------------------

                                         Title: CFO
                                               ---------------------------------

                                    EXHIBIT A
                                    ---------

              Form of Amended and Restated Secured Promissory Note

                  AMENDED AND RESTATED SECURED PROMISSORY NOTE

$1,696,394.18                                                  January    , 2001
                                                                       ---
                                                              Irvine, California

     FOR VALUE RECEIVED, the undersigned, WIRELESS BILLING SYSTEMS, a California corporation ("Maker"), promises to pay to CORSAIR COMMUNICATIONS, INC., ("Holder"), the principal sum of One Million Six Hundred Ninety-Six Thousand, Three Hundred Ninety-Four and 18/100 Dollars ($1,696,394.18). Interest shall accrue from the date of this Note on the unpaid principal amount at the rates set forth in the Note Agreement of even date herewith between Maker and Holder (the "Note Agreement"). Such principal amount, together with accrued interest, shall be paid in equal monthly installments based upon a sixty (60) month amortization schedule (where such sixty (60) month period is the period from May 26, 1999 through May 1, 2004); provided that the amount of the monthly installments shall be adjusted if the interest rate changes as provided in the Note Agreement. The unpaid principal amount outstanding under this Note, together with all accrued interest shall be due and payable in full on the Maturity Date (as hereinafter defined). If Maker does not extend the maturity of this Note as provided in Section 4 of the Note Agreement, the Maturity Date shall be May 1, 2001. If Maker extends the maturity of this Note as provided in
Section 5 of the Note Agreement, the Maturity Date shall be May 1, 2004.

     Upon payment in full of all principal and interest payable under this Note, this Note will be surrendered to the Maker for cancellation.

     The indebtedness evidenced by this Note is secured pursuant to that certain Security Agreement dated as of May 26, 1999 between Maker and Holder (the "Security Agreement").

     The entire unpaid principal sum of this Note, together with accrued and unpaid interest thereon, shall become immediately due and payable upon any default by Maker under the Security Agreement, the commission of any act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of a petition in bankruptcy or any petition for relief under the federal bankruptcy act or the continuation of such petition without dismissal for a period of thirty (30) days or more, or the appointment of a receiver or trustee to take possession of the property or assets of the Maker.

     Payment shall be made in lawful tender of the United States and shall be credited first to the accrued interest and the remainder applied to principal. Prepayment of principal, together with accrued interest, may be made at any time without penalty.

     If action is instituted to collect this Note, the Maker promises to pay all costs and expenses, including reasonable attorney's fees, incurred in connection with such action. This Note is not assignable or transferable except to Avery Communications, Inc. or any wholly-owned subsidiary thereof, and shall be construed in accordance with the laws of the State of California.

     If at any time any applicable usury law would ever render usurious any amounts called for under this Note or the other loan documents, then it is Holder's and Maker's express intention that Maker shall not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this paragraph shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited on the principal balance of this Note (or, if this Note has been fully paid, refunded by Holder to Maker), and the provisions hereof shall be immediately reformed and the amounts thereafter collectible under this Note reduced, without the necessity of the execution of any further documents, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note. Any such crediting or refund shall not cure or waive any default by Maker under this Note. If at any time following any reduction in the interest rate payable by Maker there remains unpaid any principal amount under this Note and the maximum interest rate allowed by applicable law is increased or eliminated, then the interest rate payable under this Note shall be readjusted, to the extent not prohibited by applicable law, so that the total dollar amount of interest payable hereunder shall be equal to the dollar amount of interest which would have been paid by Maker without giving effect to the reduction in interest resulting from compliance with applicable usury laws. The provisions of this clause shall not apply if, by reason of the retroactive application of any exemption to California usury law (including but not limited to that available pursuant to Section 25118 of the California Corporations Code), this Note and the loan evidenced thereby are exempt from the California usury law.

     This Note amends and restates (and does not constitute an extinguishment or novation of) that certain Secured Promissory Note dated as of May 26, 1999, executed and delivered by Maker to Holder in the original principal amount of Two Million Two Hundred Thirty-Eight Thousand Two Hundred Forty-Two Dollars ($2,238,242.00) (the "Original Note"), a copy of which is attached hereto as Exhibit A and hereby acknowledged by Maker as a true, correct and complete copy
---------
of the original. This Note amends and restates the Original Note and does not evidence or effect a refinancing of all or any portion of the indebtedness evidenced thereby, a release or relinquishment of the priority of the security interest of Holder in any assets (real and personal) of Maker, including, without limitation pursuant to the Security Agreement, or a waiver of Maker's obligation to reimburse Holder for any amounts previously evidenced by the Original Note.

                                         WIRELESS BILLING SYSTEMS
                                         a California corporation

                                         By:
                                            ------------------------------------
                                                Joe Simrell, Assistant Treasurer

                                    EXHIBIT A
                                    ---------

                              Copy of Original Note

                                    EXHIBIT B
                                    ---------

                         Form of Subordination Agreement

                  AMENDED AND RESTATED SECURED PROMISSORY NOTE

     $1,696,394.18                                               January 1, 2001
                                                              Irvine, California

     FOR VALUE RECEIVED, the undersigned, WIRELESS BILLING SYSTEMS, a California corporation ("Maker"), promises to pay to CORSAIR COMMUNICATIONS, INC., ("Holder"), the principal sum of One Million Six Hundred Ninety-Six Thousand, Three Hundred Ninety-Four and 18/100 Dollars ($1,696,394.18). Interest shall accrue from the date of this Note on the unpaid principal amount at the rates set forth in the Note Agreement of even date herewith between Maker and Holder (the "Note Agreement"). Such principal amount, together with accrued interest, shall be paid in equal monthly installments based upon a sixty (60) month amortization schedule (where such sixty (60) month period is the period from May 26, 1999 through May 1, 2004); provided that the amount of the monthly installments shall be adjusted if the interest rate changes as provided in the Note Agreement. The unpaid principal amount outstanding under this Note, together with all accrued interest shall be due and payable in full on the Maturity Date (as hereinafter defined). If Maker does not extend the maturity of this Note as provided in Section 4 of the Note Agreement, the Maturity Date shall be May 1, 2001. If Maker extends the maturity of this Note as provided in
Section 5 of the Note Agreement, the Maturity Date shall be May 1, 2004.

     Upon payment in full of all principal and interest payable under this Note, this Note will be surrendered to the Maker for cancellation.

     The indebtedness evidenced by this Note is secured pursuant to that certain Security Agreement dated as of May 26, 1999 between Maker and Holder (the "Security Agreement").

     The entire unpaid principal sum of this Note, together with accrued and unpaid interest thereon, shall become immediately due and payable upon any default by Maker under the Security Agreement, the commission of any act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of a petition in bankruptcy or any petition for relief under the federal bankruptcy act or the continuation of such petition without dismissal for a period of thirty (30) days or more, or the appointment of a receiver or trustee to take possession of the property or assets of the Maker.

     Payment shall be made in lawful tender of the United States and shall be credited first to the accrued interest and the remainder applied to principal. Prepayment of principal, together with accrued interest, may be made at any time without penalty.

     If action is instituted to collect this Note, the Maker promises to pay all costs and expenses, including reasonable attorney's fees, incurred in connection with such action. This Note is not assignable or transferable except to Avery Communications, Inc. or any wholly-owned subsidiary thereof, and shall be construed in accordance with the laws of the State of California.

     If at any time any applicable usury law would ever render usurious any amounts called for under this Note or the other loan documents, then it is Holder's and Maker's express intention that Maker shall not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this paragraph shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited on the principal balance of this Note (or, if this Note has been fully paid, refunded by Holder to Maker), and the provisions hereof shall be immediately reformed and the amounts thereafter collectible under this Note reduced, without the necessity of the execution of any further documents, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note. Any such crediting or refund shall not cure or waive any default by Maker under this Note. If at any time following any reduction in the interest rate payable by Maker there remains unpaid any principal amount under this Note and the maximum interest rate allowed by applicable law is increased or eliminated, then the interest rate payable under this Note shall be readjusted, to the extent not prohibited by applicable law, so that the total dollar amount of interest payable hereunder shall be equal to the dollar amount of interest which would have been paid by Maker without giving effect to the reduction in interest resulting from compliance with applicable usury laws. The provisions of this clause shall not apply if, by reason of the retroactive application of any exemption to California usury law (including but not limited to that available pursuant to Section 25118 of the California Corporations Code), this Note and the loan evidenced thereby are exempt from the California usury law.

     This Note amends and restates (and does not constitute an extinguishment or novation of) that certain Secured Promissory Note dated as of May 26, 1999, executed and delivered by Maker to Holder in the original principal amount of Two Million Two Hundred Thirty-Eight Thousand Two Hundred Forty-Two Dollars ($2,238,242.00) (the "Original Note"), a copy of which is attached hereto as Exhibit A and hereby acknowledged by Maker as a true, correct and complete copy
---------
of the original. This Note amends and restates the Original Note and does not evidence or effect a refinancing of all or any portion of the indebtedness evidenced thereby, a release or relinquishment of the priority of the security interest of Holder in any assets (real and personal) of Maker, including, without limitation pursuant to the Security Agreement, or a waiver of Maker's obligation to reimburse Holder for any amounts previously evidenced by the Original Note.

                                         WIRELESS BILLING SYSTEMS
                                         a California corporation


                                         By:  /s/ Joseph R. Simrell
                                            -----------------------------------
                                            Joe Simrell, Assistant Treasurer

                                    EXHIBIT A
                                    ---------

                              Copy of Original Note

                                       7